                                                                          UNITED STATES
                                                               SECURITIES AND EXCHANGE COMMISSION
                                                                     Washington, D.C. 20549
                                                                            FORM 8-K

                                                                         CURRENT REPORT
                                                             Pursuant to Section 13 OR 15(d) of the
                                                                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    August 30, 2007
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                                                                    Elcom International, Inc.
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                                                       (Exact Name of Registrant as Specified in Charter)

                          Delaware                                                  000-27376                      04-3175156
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                 (State or Other Jurisdiction                                      (Commission                   (IRS Employer
                        of Incorporation)                                          File Number)                Identification No.)

                                             10 Oceana Way Norwood, Massachusetts                                   02062
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                                           (Address of Principal Executive Offices)                               (Zip Code)

Registrant's telephone number, including area code                        (781) 501-4000
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                                                                               N/A
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                                                 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On August 30, 2007,  Malone & Bailey PC ("MB") was engaged as Elcom  International,  Inc.'s (the  "Company")  new principal independent  accountant  to audit the  Company's  financial  statements  for the fiscal  years ended  December 31, 2006 and
December  31, 2007 (the  Company's  10-KSB for the year ended  December  31, 2006 has not been filed as of the date of this
Current  Report on Form 8-K).  During the two most recent fiscal years and the interim  period  preceding the engagement of
MB, the Company has not consulted  with MB regarding  either (i) the  application  of accounting  principles to a specified transaction,  either completed or proposed,  or the type of audit opinion that might be rendered on the Company's financial statements,  and MB did not provide a written  report or oral advice to the Company  which MB  concluded  was an  important factor  considered by the Company in reaching a decision as to the accounting,  auditing or financial  reporting  issue, or
(ii) any matter  that was either the subject of a  "disagreement"  or  "reportable  event," as those terms are used in Item
304(a)(1)(iv) and (v) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

In deciding to select MB, the  Company's  Audit  Committee  considered  MB's  experience  and  expertise  related to public companies,  as well as reviewed  auditor  independence  issues and  existing  commercial  relationships  with MB. The Audit
Committee  concluded  that MB has no  commercial  or other  relationship  that would  impair its  independence  and has the appropriate expertise that the Company required regarding its current operations.

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              ELCOM INTERNATIONAL, INC.

Date      September 5, 2007
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                                                                                              By /s/ Gregory King
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                                                                                              Gregory King
                                                                                              Chief Executive Officer